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                             MFS/SUN LIFE SERIES TRUST

                           International Growth Series

                      Supplement to May 1, 1998 Prospectus


          As disclosed in the Trust's Prospectus, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), have been retained by MFS to serve as sub-advisers to the Series, to manage the assets of the Series invested in foreign emerging market securities. Effective December 1, 1998, MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the Series, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will be terminated.

                The date of this Supplement is November 1, 1998.